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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 5, 2004
                Date of Report (Date of earliest event reported)

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

                                    000-30973
                            (Commission File Number)

                                   38-3516922
                     (I.R.S. Employer Identification Number)

                              102 East Front Street
                             Monroe, Michigan 48161
          (Address of principal executive offices, including zip code)

                                 (734) 241-3431
              (Registrant's telephone number, including area code)

                                [not applicable]
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

(c)      Exhibits

           The following exhibit is furnished herewith:

           Exhibit No.     Description of Exhibit

            99 Press Release dated April 5, 2004 announcing the promotion of H. Douglas Chaffin to Chief Executive Officer of the Registrant



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MBT FINANCIAL CORP.

Date: April 6, 2004
                                                 /s/ H. Douglas Chaffin
                                                 ----------------------------
                                                 H. Douglas Chaffin
                                                 President & CEO



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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

      99 Press Release dated April 5, 2004 announcing the promotion of H. Douglas Chaffin to Chief Executive Officer of the Registrant